Exhibit 10.39
                                 -------------




                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into effective as of this 7th day of April, 2005, by and between PARADIGM MEDICAL INDUSTRIES, INC., a Delaware corporation (the "Company"), and MACKEY PRICE THOMPSON & OSTLER, a professional corporation (the "Investor").

                                R E C I T A L S :

         WHEREAS, the Company has provided a Prospectus (the "Prospectus") dated February 10, 2005 (the "Effective Date) in connection with the offering (the "Offering") by the Company of 15,000,000 registered shares of the Company's Common Stock, $.001 par value per share (individually a "Share" or the "Common Stock" and collectively, the "Shares"), to prospective investors, including the Investor;

         WHEREAS, the Investor and/or the Investor's financial advisors and representatives (the "Purchaser Representative"), if any, have thoroughly read and reviewed the Prospectus and all documents and agreements referenced therein and all other documents and agreements deemed relevant in connection with the Investor's investment decision;

         WHEREAS, the Company desires to issue to the Investor the Shares (as that term is defined in Section 1 below) of the Company's Common Stock in payment for legal services that Investor has provided to the Company, and the Investor desires to accept such Shares in payment for such legal services;

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement mutually agree as follows:

         Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue to the Investor, and the Investor agrees to accept from the Company, a total of two hundred fifty thousand (250,000) shares of the Company's registered and unrestricted Common Stock (the "Shares") in payment for legal services that the Investor provided to the Company in the amount of twenty-two thousand five hundred dollars ($22,500).

         1. Issuance of Certificate. As soon as reasonably practicable following the receipt of an executed copy of this Agreement from the Investor, the Company will deliver to the Investor a stock certificate in the form prescribed by applicable law representing the Shares and all rights attaching thereto. It is hereby understood and agreed that the Shares will be issued in favor of and in the name of the Investor as indicated on the signature page herein.

         2. Representations and Warranties of the Company. Except as otherwise set forth in this Agreement, the Company hereby represents and warrants to the Investor as follows:


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

              2.1 The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware, and is in good standing under the laws of said State.

              2.2 The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Shares to the Investor and to carry out and perform its obligations under the terms of this Agreement.

              2.3 All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of all of the Company's obligations hereunder has been or will be taken prior to the Company's execution of this Agreement.

              2.4 The Shares, when issued and transferred to the Investor in compliance with the provisions of this Agreement, will be duly authorized, validly issued and outstanding, fully-paid and nonassessable.

         3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company with respect to the Investor's purchase and acquisition of the Shares, as follows:

              3.1 The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

              3.2 The undersigned and his Purchaser Representative, if any:

              (a)  Have  been  furnished  with  the  Prospectus  and any and all documents which may have been made available upon request for a reasonable time prior to the date hereof, and the undersigned or its Purchaser Representative has carefully read the Prospectus and understands and has evaluated the risks set forth under "Risk Factors" in the Prospectus and the considerations described in subsections (ii) and (iii) below relating to the information contained in the Prospectus;

              (b) Have been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the Offering of the Shares, the Company and all other information to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

              (c) Have been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Shares and other matters pertaining to an investment in the Shares, and have been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the Prospectus or that which was otherwise provided in order for them to evaluate the merits and risks of a purchase of the Shares to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;



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

              (d) Have not been furnished with any oral representation or oral information in connection with the offering of the Shares which is not contained in the Prospectus; and

              (e) Have determined that the Shares are a suitable investment for the undersigned and that at this time the undersigned could bear a complete loss of such investment.

              3.3 The undersigned is not relying on any statements or representations made by the Company or its affiliates with respect to economic considerations involved in an investment in the Shares. The undersigned has relied on the advice of, or has consulted with only those persons, if any, named as Purchaser Representative herein. Each Purchaser Representative is capable of evaluating the merits and risks of an investment in the Shares on the terms and conditions set forth in the Prospectus and each Purchaser Representative has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Company or any affiliate or subsidiary thereof.

              3.4 No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein and in the Prospectus, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein or in the Prospectus.

              3.5 The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk of loss of its entire investment.

              3.6 The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

              3.7 The foregoing representations, warranties and agreements shall survive the execution of this Agreement.

         4. Miscellaneous.

              4.1 The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.


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


              4.2 Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

              4.3 Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

              4.4 This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

              4.5 Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

              4.6 This instrument contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

              4.7 This Agreement is not transferable or assignable by the undersigned.

              4.8 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Utah, without giving effect to conflicts of law principles.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below effective as of the date first-above written.

THE INVESTOR:                               THE COMPANY:

MACKEY PRICE THOMPSON & OSTLER              PARADIGM MEDICAL INDUSTRIES, INC.




By:______________________________           By:__________________________
      Randall A. Mackey                           John Y. Yoon, President
                                                   and Chief Executive Officer

DATED: April ___, 2005.                     DATED: April ___, 2005.


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


                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

         IN WITNESS WHEREOF, the undersigned has executed Agreement on the _____ day of ____________, 2005.


Aggregate principal amount of Shares subscribed for:     $___________

                                                         $-----------
                                                            Total Purchase Price


Manner in which Title is to be held (Please Check One):


1.    ______   Individual

2.    ______   Joint Tenants with Right of Survivorship

3.    ______   Community Property

4.    ______   Tenants in Common

5.    ______   Corporation/Partnership

6.    ______   IRA
7.    ______   Trust/Estate/Pension or Profit Sharing
               Plan.  Date Opened: __________

8. ______ As a Custodian for ________________ under the Uniform Gift to Minors Act of the State of _____________

9.    ______   Married with Separate Property

10.   ______   Keogh

11.   ______   Tenants by the Entirety



        ----------------------------------------------------------------
             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10.
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11.

                          EXECUTION BY NATURAL PERSONS



          -------------------------------------------------------------
                     Exact Name in Which Title is to be Held



-------------------------------               ------------------------------
Name (Please Print)                           Name of Additional Purchaser


-------------------------------               ------------------------------
Residence: Number & Street                    Address of Additional Purchaser


-------------------------------               ------------------------------
City, State and Zip Code                      City, State and Zip Code


-------------------------------               ------------------------------
Social Security Number                        Social Security Number


-------------------------------               ------------------------------
Signature                                     Signature



     ACCEPTED this ___ day of _____________, 2005 on behalf of the Company.



                                    BY: __________________________________
                                        Name:
                                        Title:


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

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

                     (Corporation, Partnership, Trust, etc.)


             -------------------------------------------------------
                          Name of Entity (Please Print)


Date of Incorporation or Organization: __________________________

State of Principal Offices: _____________________________________

Federal Taxpayer Identification Number: _________________________


                                                 By: __________________________

                                                 Title: _______________________


[seal]

Attest:_______________________                   ______________________________
           (If entity is corporation)

                                                 -----------------------------
                                                 Address

                                                 -----------------------------
                                                 Taxpayer ID Number

         Accepted this ___ day of _____________, 2005 on behalf of the Company.

                                                 By: __________________________
                                                     Name:
                                                     Title:


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


                         ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF                            )
                                    :ss
COUNTY OF                           )


         The foregoing instrument was acknowledged before me this ___ day of ______________, 2005 by ________________________.


(SEAL)
                                                 ------------------------------
                                                 NOTARY PUBLIC

My Commission Expires:
----------------------

                         ACKNOWLEDGMENT FOR CORPORATION

STATE OF _______________                    )
                                            :ss
COUNTY OF _____________                     )


         The foregoing  instrument  was  acknowledged  before me this ___ day of
______________,   2005  by  ________________________,   ____________________  of
__________________ Corporation, a _____________ corporation.


(SEAL)
                                              ------------------------------
                                              NOTARY PUBLIC

My Commission Expires:
----------------------


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